File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                   Aquila
                                                 Group of Funds


                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on June 13, 2008


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the World Forestry Center
                          Cheatam Hall
                          4033 SW Canyon Road
                          Portland, Oregon;

Time:            (b)      on Friday, June 13, 2008
                          at 2:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2008 (Annual Meeting Proposal No.
                         2);

                    (iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What Shares: (d) To vote at the Annual Meeting, you must have been a shareholder on the Trust's records at the close of business on March 17, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary



May 5, 2008


Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Important Notice
Please Read Immediately

                                     Aquila
                                 Group of Funds


                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300, New York, New York 10017

                          Notice of Special Meeting of
                             Shareholders to Be Held
                                on June 13, 2008


To Shareholders of the Trust:


     The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:


Place:           (a)      at the World Forestry Center
                          Cheatam Hall
                          4033 SW Canyon Road
                          Portland, Oregon;

Time:            (b)      on Friday, June 13, 2008
                          at 3:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                     (i) to act upon a new Advisory and Administration Agreement
                         (Special Meeting Proposal No. 1)

                    (ii) to act upon a new Sub-Advisory Agreement (Special
                         Meeting Proposal No. 2)


Who  Can Vote
What Shares:    (d) To vote at the Special Meeting, you must have
                    been a shareholder on the Trust's records at the close of business on March 17, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned meeting or meetings).



                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary




May 5, 2008


Please Note:


If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                              Joint Proxy Statement

                                  Introduction

     The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.


     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is FAF Advisors, Inc. (the "Sub-Adviser"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, with a local office at 555 S.W. Oak Street, Portland, Oregon 97204.


     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.


     These Notices and Joint Proxy Statement are first being mailed on or about May 5, 2008.


     You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Cards

     The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." There are two proxy cards, one for each meeting. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

         General Information

     You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used);
(iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.


     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes on all proposals to come before either meeting. Quorums for the two meetings will be determined separately.


     The Trust is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Trust may telephone you to urge you to vote.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

     On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.58; Class C Shares, $10.57; and Class Y Shares, $10.58. Both meetings are expected to act only upon matters that affect the Trust as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a new Advisory and Administration Agreement and Sub-Advisory Agreement. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 31,261,160; Class C Shares, 1,985,735; and Class Y Shares, 5,139,390.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address              Number of shares              Percent of class
of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL              192,266 Class C Shares           9.68%


Charles Schwab and Company
101 Montgomery Street
San Francisco, CA           1,122,969 Class Y Shares          21.85%


NFS LLC FEBO
South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   292,939 Class Y Shares           5.70%


Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)
                              at the Annual Meeting

     At the Annual Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2007. All nominees have consented to serve if elected.


Nominees(1)

                                                                           Number of
                        Positions Held                                     Portfolios      Other Directorships
                        with                                               in Fund         Held by Trustee
                        Trust and                                          Complex         (The position held is
Name, Address(2)        Length of           Principal Occupation(s)        Overseen        a directorship unless
and Date of Birth       Service(3)          During Past 5 Years            by Trustee      indicated otherwise.)
------------------      ----------          -------------------            ----------      ---------------------

Interested
Trustees(4)

Diana P. Herrmann       Vice Chair of      Vice Chair and Chief Executive     12           ICI Mutual Insurance
New York, NY            the Board of       Officer of Aquila Management                    Company
(02/25/58)              Trustees since     Corporation, Founder of the
                        2003, President    Aquila Group of Funds ((5)) and
                        since 1998 and     parent of Aquila Investment
                        Trustee since      Management LLC, Manager  since
                        1994               2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary since
                                           1986 and previously its Executive
                                           Vice President, Senior Vice President
                                           or Vice President, 1986-1997; Chief
                                           Executive Officer and Vice Chair
                                           since 2004 and President, Chief
                                           Operating Officer and Manager of the
                                           Manager since 2003; Chair, Vice
                                           Chair, President, Executive Vice
                                           President or Senior Vice President of
                                           funds in the Aquila Group of Funds
                                           since 1986; Director of the
                                           Distributor since 1997; trustee,
                                           Reserve Money-Market Funds, 1999-2000
                                           and Reserve Private Equity Series,
                                           1998-2000; Governor, Investment
                                           Company Institute (a trade
                                           organization for the U.S. fund
                                           industry dedicated to protecting
                                           shareholder interests and educating
                                           the public about investing) and head
                                           of its Small Funds Committee since
                                           2004; active in charitable and
                                           volunteer organizations.

John W. Mitchell        Trustee since      Principal of M & H Economic             1       Oregon Mutual Insurance
Portland, OR            1999               Consultants; Economist, Western
(07/13/44)                                 Region, for U. S. Bancorp 1998 -
                                           2007; Chief Economist, U.S.
                                           Bancorp, Portland, Oregon,
                                           1983-1998; member, Oregon
                                           Governor's Council of Economic
                                           Advisors, 1984-1998; Chairman,
                                           Oregon Governor's Technical
                                           Advisory Committee for Tax
                                           Review in 1998.

Non-interested
Trustees

James A. Gardner         Chair of the      President, Gardner Associates,         1                 None
Terrebonne, OR           Board of          an investment and real estate
(07/22/43)               Trustees since    firm, since 1989; Founding
                         2005 and          Partner and Chairman, Ranch of
                         Trustee since     the Canyons, a real estate
                         1986              firm, since 1991; President
                                           Emeritus, Lewis and Clark
                                           College and Law School;
                                           director, Oregon High Desert
                                           Museum since 1989, Vice
                                           Chairman since 2002; active in
                                           civic, business, educational
                                           and church organizations in
                                           Oregon.

Gary C. Cornia           Trustee since     Director, Romney Institute of          4       Lincoln Institute of
Orem, UT                 2002              Public Management, Marriott                    Land Policy, Cambridge,
(06/24/48)                                 School of Management, Brigham                  MA
                                           Young University, 2004 -
                                           present; Professor, Marriott
                                           School of Management, 1980 -
                                           present; Past President, the
                                           National Tax Association;
                                           Fellow, Lincoln Institute of
                                           Land Policy, 2002 - present;
                                           Associate Dean, Marriott School
                                           of Management, Brigham Young
                                           University, 1991-2000; Utah
                                           Governor's Tax Review Committee
                                           since 1993.

Edmund P. Jensen          Trustee since    President and CEO, VISA                 1      BMG-Seltec, a software
Portland, OR              2003             International, 1994-1999;                      company; Portland Family
(04/13/37)                                 director: Phoenix Technologies, a              of Funds, a community
                                           Tech/BIOS company, 2000-2005;                  investment bank.
                                           Corillian Corp., a banking
                                           software company, 2000-2002;
                                           Trintech, a payment software
                                           company, 1999-2002.

Timothy J. Leach          Trustee since    UC Berkeley Haas School of              3                None
Orinda, CA                2005 and         Business, Executive Education
(08/28/55)                2001-2002        Lecturer since 2006; member,
                                           Oxford Financial LLC Investment
                                           Policy Council since January
                                           2007; Expert Affiliate, LECG LLC
                                           since June 2007; Regional Chief
                                           Executive Officer, US Trust
                                           Company, N.A., 2005-2006;
                                           Executive Vice President & Chief
                                           Investment Officer, U.S. Trust
                                           Company, New York, NY, 2004-2005;
                                           Executive Vice President & Chief
                                           Investment Officer, Private Asset
                                           Management Group, Wells Fargo
                                           Bank, San Francisco, CA,
                                           1999-2003.

Ralph R. Shaw             Trustee since    President, Shaw Management          1          Schnitzer Steel
Portland, OR              2000             Company, an investment counseling              Industries, Inc.,
(08/23/38)                                 firm, 1980 - present; General                  Telestream, Inc., BMG
                                           Partner, Shaw Venture Partners,
                                           Seltec Corporation, 1983 - 2005; Shaw
                                           Venture Rentrak Corporation, Partners
                                           II, 1987 - 2005; and One-to-One
                                           Interactive.
                                           Shaw Venture Partners III, 1994 -
                                           2005 (US Bancorp, parent of the
                                           Sub-Adviser, was a limited partner in
                                           these three ventures).

Nancy Wilgenbusch         Trustee since    President, Marylhurst University    1          Chair, Oregon Regional
Marylhurst, OR            2002             since 1984; member, former Chair,              Advisory Board for
(09/17/47)                                 Portland Branch of the Federal                 PacifiCorp; West Coast
                                           Reserve Bank of San Francisco;                 Bank's Board; director,
                                           active board member of a number                Cascade Corporation, a
                                           of civic organizations.                        leading international
                                                                                          manufacturer of lift
                                                                                          truck attachments.

Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann         Founder and      Founder and Chairman of the            N/A                    N/A
New York, NY             Chairman         Board, Aquila Management
(05/12/29)               Emeritus since   Corporation, the sponsoring
                         2005; Chairman   organization and parent of the
                         of the Board     Manager or Administrator and/or
                         of Trustees      Adviser or Sub-Adviser to each
                         1985-2004 and    fund of the Aquila Group of
                         Trustee,         Funds; Chairman of the Manager or
                         1985-2005        Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004;
                                          Founder and Chairman Emeritus of
                                          each fund in the Aquila Group of
                                          Funds; previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Funds since its
                                          establishment until 2004 or 2005;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and charitable
                                          organizations.

Vernon R. Alden           Trustee        Retired; former director or          N/A                   N/A
Boston, MA                Emeritus       trustee of various Fortune 500
(04/07/23)                since 2006     companies, including Colgate-Palmolive
                                         and McGraw Hill; formerly President of
                                         Ohio University and Associate Dean of
                                         the Harvard University Graduate School
                                         of Business Administration; Trustee,
                                         Narragansett Insured Tax- Free Income
                                         Fund, 1992-2002 and Tax-Free Trust of
                                         Oregon, 1988-2001; member of several
                                         Japan-related advisory councils,
                                         including Chairman of the Japan Society
                                         of Boston; trustee of various cultural,
                                         educational and civic organizations.

David B. Frohnmayer       Trustee        President, University of Oregon      N/A                   N/A
Eugene, OR                Emeritus       since 1994; former Dean of the
(07/09/40)                since 2003     University of Oregon Law School
                                         and former Attorney General of the
                                         State of Oregon; Trustee, Tax-Free
                                         Trust of Oregon, 1997-2003.

Raymond H. Lung           Trustee        Retired; trustee, Qualivest Group    N/A                   N/A
Portland, OR              Emeritus       of Funds, 1994-1997; former
(12/24/26)                since 2005     Executive Vice President and
                                         Executive Trust Officer, U.S. National
                                         Bank of Oregon; previously active in
                                         bank trade organizations and director
                                         of certain Pacific Northwest companies;
                                         Trustee, Tax-Free Trust of Oregon,
                                         1992-2005.

Patricia L. Moss          Trustee        President and Chief Executive        N/A                   N/A
Bend, OR                  Emeritus       Officer, Cascade Bancorp and Bank
(07/23/53)                since 2005     of the Cascades since 1998;
                                         Trustee, Tax-Free Trust of Oregon,
                                         2002-2005; active in community and
                                         educational organizations.

Officers

Charles E.                Executive      Executive Vice President of all         N/A                N/A
Childs, III               Vice           funds in the Aquila Group of Funds
New York, NY              President      and the Manager and the Manager's
(04/01/57)                since 2003     parent since 2003; formerly Senior
                                         Vice President, corporate development,
                                         Vice President, Assistant Vice
                                         President and Associate of the
                                         Manager's parent since 1987; Senior
                                         Vice President, Vice President or
                                         Assistant Vice President of the Aquila
                                         Money-Market Funds, 1988-2003.

James M. McCullough       Senior Vice    Senior Vice President or Vice           N/A                N/A
Portland, OR (06/11/45)   President      President of Aquila Rocky Mountain
                          since 1999     Equity Fund and Tax-Free Trust of
                                         Oregon; Senior Vice President of
                                         the Distributor since 2000;
                                         Director of Fixed Income
                                         Institutional Sales, CIBC
                                         Oppenheimer & Co. Inc., Seattle,
                                         WA, 1995-1999.

Jerry G. McGrew           Senior Vice    President of the Distributor since   N/A                   N/A
New York, NY (06/18/44)   President      1998, Registered Principal since
                          since 2002     1993, Senior Vice President,
                                         1997-1998 and Vice President,
                                         1993-1997; Senior Vice President,
                                         Aquila Three Peaks High Income
                                         Fund, Aquila Rocky Mountain Equity
                                         Fund and five Aquila Municipal
                                         Bond Funds; Vice President,
                                         Churchill Cash Reserves Trust,
                                         1995-2001.

Sally J. Church           Vice           Vice President, Tax-Free Trust of    N/A                   N/A
Portland, OR              President      Oregon since 2002 and 1989-1997;
(10/17/48)                since 2002     retired, 1997-2002; Vice President
                                         of Aquila Cascadia Equity Fund,
                                         1996-1997.

Christine L. Neimeth      Vice           Vice President of Aquila Rocky       N/A                   N/A
Portland, OR              President      Mountain Equity Fund and Tax-Free
(02/10/64)                since 1998     Trust of Oregon; Management
                                         Information Systems consultant,
                                         Hillcrest Ski and Sport, 1997;
                                         Institutional Municipal Bond
                                         Salesperson, Pacific Crest Securities,
                                         1996; active in college alumni and
                                         volunteer organizations.

Robert W. Anderson        Chief          Chief Compliance Officer of the      N/A                   N/A
New York, NY (08/23/40)   Compliance     Trust and each of the other funds
                          Officer        in the Aquila Group of Funds, the
                          since 2004     Manager and the Distributor since
                          and            2004, Compliance Officer of the
                          Assistant      Manager or its predecessor and
                          Secretary      current parent 1998-2004;
                          since 2000     Assistant Secretary of the Aquila
                                         Group of Funds since 2000.

Joseph P. DiMaggio        Chief          Chief Financial Officer of the       N/A                   N/A
New York, NY              Financial      Aquila Group of Funds since 2003
(11/06/56)                Officer        and Treasurer since 2000.
                          since 2003
                          and
                          Treasurer
                          since 2000

Edward M. W. Hines        Secretary      Shareholder of Butzel Long, a        N/A                   N/A
New York, NY              since 1985     professional corporation, counsel
(12/16/39)                               to the Trust, since 2007; Partner of
                                         Hollyer Brady Barrett & Hines LLP, its
                                         predecessor as counsel, 1989-2007;
                                         Secretary of the Aquila Group of Funds.
John M. Herndon           Assistant      Assistant Secretary of the Aquila    N/A                   N/A
New York, NY (12/17/39)   Secretary      Group of Funds since 1995 and Vice
                          since          1995 President of the three Aquila
                                         Money-Market Funds since 1990; Vice
                                         President of the Manager or its
                                         predecessor and current parent since
                                         1990.

Lori A. Vindigni         Assistant       Assistant Treasurer of the Aquila    N/A                   N/A
New York, NY             Treasurer       Group of Funds since 2000;
(11/02/66)               since 2000      Assistant Vice President of the
                                         Manager or its predecessor and current
                                         parent since 1998; Fund Accountant for
                                         the Aquila Group of Funds, 1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 12/31/07)


                                     Dollar Range of                 Aggregate Dollar Range of Ownership in
Name of                              Ownership in Tax-Free           the Aquila Group of Funds
Trustee                              Trust of Oregon(1)              Overseen by Trustee(1)
-------                              ---------------                 -------------------

Interested Trustees

Diana P. Herrmann                                 C                                    E

John W. Mitchell                                  D                                    D

Non-interested Trustees

James A. Gardner                                  C                                    C

Gary C. Cornia                                    D                                    E

Edmund P. Jensen                                  C                                    C

Timothy J. Leach                                  B                                    B

Ralph R. Shaw                                     C                                    C

Nancy Wilgenbusch                                 C                                    C



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2007, the Trust paid a total of $237,990 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                           Compensation
                                           from all               Number of
                                           funds in the           boards on
                       Compensation        Aquila                 which the
                       From the            Group of               Trustee now
Name                   Trust               Funds                  serves

James A.
Gardner                $39,500             $39,500                1


Gary C.
Cornia                 $23,667             $67,376                4


Edmund P.
Jensen                 $23,000             $23,000                1

Timothy J.
Leach                  $23,500             $46,286                3

John W.
Mitchell               $21,000             $21,000                1

Ralph R.
Shaw                   $31,500             $31,500                1

Nancy
Wilgenbusch            $23,500             $23,500                1

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of March 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change as described in Proposal No. 1 at the Special Meeting. During the fiscal year ended September 30, 2007, the Trust paid $1,691,629 in management fees.

     During the fiscal year ended September 30, 2007, $522,486 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $24,847 was retained by the Distributor. With respect to Class C Shares, during the same period $219,428 was paid under Part II of the Plan and $73,143 was paid under the Shareholder Services Plan. Of these total payments of $292,571, the Distributor received $69,481. All of such payments were for compensation.


     During the fiscal year ended September 30, 2007, the Trust paid $15,795 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Trust, and $65,934 to Hollyer Brady Barrett & Hines LLP, predecessor to Butzel Long, for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of Butzel Long, and was a partner of Hollyer Brady Barrett & Hines LLP.



     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Timothy J. Leach, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Trust has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)
                              at the Annual Meeting

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2008. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended September 30, 2006 and 2007.


                                           2006          2007

     Audit Fees                         $18,000       $18,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000        18,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $21,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2008.

         TWB has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.

                                Consideration of
                   A New Advisory and Administration Agreement
                     (Proposal No. 1 of the Special Meeting)

Background and Reasons for the Proposals

         The Manager is the Trust's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, FAF Advisors, Inc., under a sub-advisory agreement (the "Current Sub-Advisory Agreement"; together with the current Advisory Agreement, the "Current Agreements") described below. The Current Advisory Agreement was approved by the shareholders of the Trust on October 31, 1997. The Current Sub-Advisory Agreement was also approved by the shareholders on October 31, 1997. Both have been renewed annually thereafter by the Board of Trustees, most recently on April 21, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."


         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Trust. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners (the "Transaction").


         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Trust, the services provided to it, the investment approach or style of the Manager with respect to the Trust, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Trust's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners. The Current Sub-Advisory Agreement contains a provision that states that it terminates if the Current Advisory Agreement terminates, and it also provides for its termination upon its assignment, which, as with the Current Advisory Agreement, would occur upon the proposed ownership changes.

         In order to provide continuity of management services to the Trust, on March 2, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") for the Trust between the Manager and the Trust, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. At the same time, the Trustees also approved a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"; together with the New Advisory Agreement, the "New Agreements") with the Sub-Adviser which will replace the Current Sub-Advisory Agreement which will terminate by its terms when the Current Advisory Agreement terminates. The Trustees are recommending that shareholders of the Trust approve the New Agreements for the Trust. As described below, the New Agreements are substantially identical to the Current Agreements.

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Shareholders must also approve the New Sub-Advisory Agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement and the New Sub-Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Trust on the same terms as are now in effect, thereby promoting stability of the Trust's management. No change in the Trust's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Trust, the investment approach or style of the Manager with respect to the Trust, or the personnel or operations of the Manager.

Information Regarding the Manager

         The Manager is the Trust's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust, and, at the Manager's expense, providing for pricing of the Trust's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust and providing other administrative services.


Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares"). Prior to dividing its share capital into two classes of shares, AMC has one class of common shares, all of which are Voting Shares. 99.5% of the Voting Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:


Owner                           Direct Ownership          Indirect Ownership*          Total
LBH                             24.9%                     20.0%                        44.9%
EBH                             27.5%                     --                           27.5%
DPH                             4.9%                      20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                        0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                        2.0%                         2.0%
Other                           0.5%                      --                           0.5%
Total                                                                                  100.0%



* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o        EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o        Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares;
         Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:



Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        --                           24.9%
T. Randolph Harris ("TRH")      --                           24.9%                        24.9%
EBH                             --                           --                           --
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Trust's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Trust, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Trust's shareholders of the New Advisory Agreement, taken together with consents or approvals of other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if new contracts are approved by less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained from all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Agreements will not occur and the New Agreements will not be entered into, even if they have been approved by the Trust's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Trust's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the approval by the Trust's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:


Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
EBH                             24.9%                        --                           24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%


o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o        EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Trust's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Trust, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             24.9%                        --                           24.9%
EBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%


o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Trust's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Trust, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).

Basis for the Trustees' Approval of the New Advisory Agreement.


         The Board of Trustees and the independent Trustees approved the renewal until June 30, 2009 of the Current Advisory Agreement in March, 2008 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Advisory Agreement at that meeting.



         In connection with the renewal of the Current Advisory Agreement, the following materials were considered:



o        Copies of the agreement to be renewed;



o        A term sheet describing the material terms of the agreement;


o        The Annual Report of the Trust for the year ended September 30, 2007;

o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Trust, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

o Quarterly materials reviewed at prior meetings on the Trust's performance, operations, portfolio and compliance.


         The Trustees considered the Current Advisory Agreement separately as well as in conjunction with the Current Sub-Advisory Agreement to determine their combined effects on the Trust. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to the agreement reached the conclusions described.


The nature, extent, and quality of the services provided by the Manager.

         The Manager has provided all administrative services to the Trust. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Trust's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Manager has arranged for the Sub-Adviser to provide local management of the Trust's portfolio.


         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.


         The Board concluded that a commendable quality of services was provided and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Current Advisory Agreement.


The investment performance of the Trust and the Manager.



         The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Oregon funds, the Trust has had an average annual return that is comparable to that of its peers for the one-year period, but below that of its peers for the five- and ten-year periods, with rates of return explained in part by the Trust's generally higher-quality portfolio and generally shorter average maturities. The Trust considers its local competitors to be Oregon-oriented funds that invest chiefly in high-quality Oregon municipal obligations.


         The Board concluded that the performance of the Trust was acceptable in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the Current Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and its affiliates from their relationships with the Trust.

         The information provided in connection with renewal contained expense data for the Trust and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager of its services to the Trust.

         The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide and by the Trust's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Trust, which was being well managed as indicated by the factors considered previously.
         The Board further concluded that the profitability to the Manager did not argue against approval of the fees to be paid under the Current Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows.

         Data provided to the Trustees showed that the Trust's average net asset size had trended lower in recent years. The Trustees also noted that the materials indicated that the Trust's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the Current Advisory Agreement should be renewed without addition of breakpoints at this time.


Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Trust.



         The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds or other investment clients including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.



         In connection with approval of the New Advisory Agreement and recommendation that the shareholders of the Trust approve that agreement, the Trustees noted that that agreement is substantially the same as the Current Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Advisory Agreement, apply to the New Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Advisory Agreement with the New Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Trust, including:



|X| representations by representatives of AMC and the Manager that the proposed change of control was not expected to result in a change in the personnel or operations of the Manager or Sub-Adviser;



|X| representations from representatives of AMC and the Manager that the investment approach or style of the Manager and the Sub-Adviser with respect to the Trust, or the services provided by them to the Trust, would not change.


|X| the fact that the Transaction will not result in any change to the advisory fees paid by the Trust or the Trust's total expense ratio;

|X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Manager; and |X| the fact that the Trust has operated in compliance with its investment objective and restrictions.


     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the New Advisory Agreement for an initial one-year term.


Description of the New Advisory Agreement

         The Manager provides the Trust with local advisory services. Under the New Advisory Agreement, the Trust will pay the Manager a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual advisory fee is payable at the annual rate of 0.40 of 1% of such net asset value.

         The proposed New Advisory Agreement for the Trust is substantially identical to the Current Advisory Agreement. For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A.

Action Requested

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE TRUST.

Vote Required

         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's four outstanding classes of shares.

         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

                                Consideration of
                          A New Sub-Advisory Agreement
                     (Proposal No. 2 of the Special Meeting)

     See the information under Proposal No. 1 for the reasons for this proposal.

Information About The Sub-Adviser


         The Sub-Adviser, FAF Advisors, Inc. is a registered investment adviser and subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and a wholly owned subsidiary of U.S. Bancorp ("USB"), 800 Nicollet Mall, Minneapolis, Minnesota 55402. USB is the 6th largest commercial bank in the United States. USB operates 2,512 banking offices, 4,870 ATMs, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. USB is headquartered in Minneapolis, Minnesota and primarily serves the Midwest and West. At September 30, 2007, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $227.6 billion, consolidated deposits of $122.7 billion and shareholder equity of $20.8 billion.


         Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios, and money market funds. He holds a B.A. from The College of Idaho and an M.B.A. from Western Washington University.

Other Information About FAF Advisors, Inc.

         US Bank National Association owns 100% of the common stock shares of FAF Advisors, Inc.

         The names, addresses, and principal occupations of the principal executive officer and each director of FAF Advisors, Inc. are as follows:

Name and Address of FAF Position with FAF Advisors, Inc.
Advisors, Inc. Director

Thomas S. Schreier, Jr.    Chief Executive Officer and Chief Investment Officer
800 Nicollet Mall
Minneapolis, MN 55402

Joseph M. Ulrey, III       Chief Financial Officer and Treasurer
800 Nicollet Mall
Minneapolis, MN 55402

Charles R. Manzoni, Jr.    General Counsel and Secretary
800 Nicollet Mall
Minneapolis, MN 55402


Basis for the Trustees' Approval of the New Sub-Advisory Agreement.

         The Board of Trustees and the independent Trustees approved the renewal until June 30, 2009 of the Current Sub-Advisory Agreement in March, 2008 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Sub-Advisory Agreement at that meeting.

         In connection with the renewal of the Current Sub-Advisory Agreement, the following materials were considered:

o    Copies of the agreement to be renewed;

o    A term sheet describing the material terms of the agreement;

o    The Annual Report of the Trust for the year ended September 30, 2007;

o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Trust, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Sub-Adviser; and

o Quarterly materials reviewed at prior meetings on the Trust's performance, operations, portfolio and compliance.

         The Trustees considered the Current Sub-Advisory Agreement separately as well as in conjunction with Current Advisory Agreement to determine their combined effects on the Trust. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to the agreement reached the conclusions described.

The nature, extent, and quality of the services provided by the Sub-Adviser.

         The Manager has arranged for the Sub-Adviser to provide local management of the Trust's portfolio. The Trustees noted that the Sub-Adviser employs Mr. Michael S. Hamilton as portfolio manager for the Trust, and has provided facilities for credit analysis of the Trust's portfolio securities. Mr. Hamilton, based in Portland, Oregon, has provided local information regarding specific holdings in the Trust's portfolio. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Trust's portfolio, with which to assess the Trust as an investment vehicle for residents of Oregon in light of prevailing interest rates and local economic conditions.

         The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Oregon state-specific municipal bond funds, the portfolio of the Trust was of significantly higher quality and contained no securities subject to the alternative minimum tax.

         The Board concluded that a commendable quality of services was provided and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Current Sub-Advisory Agreement.

The investment performance of the Trust and the Sub-Adviser.

         The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Oregon funds, the Trust has had an average annual return that is comparable to that of its peers for the one-year period, but below that of its peers for the five- and ten-year periods, with rates of return explained in part by the Trust's generally higher-quality portfolio and generally shorter average maturities. The Trust considers its local competitors to be Oregon-oriented funds that invest chiefly in high-quality Oregon municipal obligations.


         The Board concluded that the performance of the Trust was acceptable in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the Current Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by Sub-Adviser and its affiliates from their relationships with the Trust.

         The information provided in connection with renewal contained expense data for the Trust and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Sub-Adviser of its services to the Trust.

         The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide and by the Trust's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Trust, which was being well managed as indicated by the factors considered previously.

         The Board further concluded that the profitability to the Sub-Adviser did not argue against approval of the fees to be paid under the Current Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows.

         Data provided to the Trustees showed that the Trust's average net asset size had trended lower in recent years. The Trustees also noted that the materials indicated that the Trust's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the Current Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Sub-Adviser and its affiliates from their relationships with the Trust.

         The Board observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliates, by providing services to a number of funds or other investment clients including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for Sub-Adviser and its affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

         In connection with approval of the New Sub-Advisory Agreement and recommendation that the shareholders of the Trust approve it, the Trustees noted that that agreement is substantially the same as the Current Sub-Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Sub-Advisory Agreement, apply to the New Sub-Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Sub-Advisory Agreement with the New Sub-Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Trust, including:

|X| representations by representatives of the Sub-Adviser that the proposed change of control of the Manager was not expected to result in a change in the personnel or operations of the Sub-Adviser;

|X| representations from representatives of the Sub-Adviser that the investment approach or style of the Sub-Adviser with respect to the Trust, or the services provided by it to the Trust, would not change.

|X| the fact that the Transaction will not result in any change to the advisory fees paid by the Trust or the Trust's total expense ratio;

|X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Sub-Adviser; and,

|X| the fact that the Trust has operated in compliance with its investment objective and restrictions.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the New Sub-Advisory Agreement for an initial one-year term.


Description of the New Sub-Advisory Agreement

         The Sub-Adviser provides the Trust with local advisory services. Under the New Sub-Advisory Agreement, the Manager will pay the Sub-Advisor a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual advisory fee is payable at the annual rate of 0.18 of 1% of such net asset value.

         The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. For a complete understanding of the New Sub-Advisory Agreement, please refer to the form of New Sub-Advisory Agreement provided as Appendix B.

Action Requested

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR THE TRUST.


Vote Required

     The vote required is the same as that for Proposal No. 1 of the Special Meeting. Please refer to the description provided under Proposal No. 1.

General

         Proposals No. 1 and No. 2 are designed to operate together. Neither separately will have the intended results. Accordingly, the proposed New Advisory Agreement and the proposed New Sub-Advisory Agreement will not go into effect unless shareholders approve both Proposals No. 1 and 2. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2008 annual meeting must be received by the Trust by December 26, 2008, in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by March 12, 2009.

                                 Other Business


     The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.


     The Trust does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                   Appendix A


                            TAX-FREE TRUST OF OREGON
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of ______ __, 2008 by and between The Cascades Trust (the "Business Trust"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), a Delaware limited liability company, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

    WHEREAS, the Business Trust and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to a portfolio of the Business Trust entitled Tax-Free Trust of Oregon (the "Trust").

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Trust.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:
 (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Trust;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

    (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

(ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

(iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

 (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

(v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

(vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

    (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

    (d) Best Efforts; Responsibility. The Manager shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Trust's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

    (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Trust as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

    (j) Indemnification. The Trust shall indemnify the Manager to the full extent permitted by the Trust's Declaration of Trust. 3. Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

             The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

4. Compensation of the Manager The Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

             The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

    (a) Duration. This Agreement shall become effective on the day it is approved by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

    (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Manager represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.


8. Notices of Meetings

             The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Manager and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                   THE CASCADES TRUST



________________________  By:___________________________________



ATTEST:                   AQUILA INVESTMENT MANAGEMENT LLC



_______________________   By:___________________________________

                                   Appendix B


                            TAX-FREE TRUST OF OREGON
                             SUB-ADVISORY AGREEMENT



     THIS AGREEMENT, made as of _______ __, 2008 by and between Aquila Investment Management LLC, a Delaware limited liability company (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and FAF Advisors, Inc. (the "Sub-Adviser"), 800 Nicollet Mall, Minneapolis, Minnesota 55402


                      W I T N E S S E T H :

         WHEREAS, Tax-Free Trust of Oregon (the "Trust") is a series of The Cascades Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company;

         WHEREAS, the Manager has entered into an Advisory and Administration Agreement as of the date hereof with the Trust (the "Advisory and Administration Agreement") pursuant to which the Manager shall act as investment adviser with respect to the Trust; and

         WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager wishes to retain the Sub-Adviser for purposes of rendering investment advisory services to the Manager in connection with the Trust upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust. The Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Trust

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Trust, the Sub-Adviser shall:

 (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Trust;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

(v)      consult with the Manager in connection with its duties hereunder.

         (b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

         (c) The Sub-Adviser shall give to the Manager and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

         (d) Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

         (e) In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

         (f) The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request.

         (g) The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

         (h) It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

         (i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

         (j) To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

         The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

4. Compensation of the Sub-Adviser

          The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rates of
0.23 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of
0.18 of 1% of such net asset value.

5. Duration and Termination

         (a) This Agreement shall become effective on the day it is approved by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of this Agreement, except for regulatory reasons.

6. Notices of Meetings

         The Manager agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

7. Special Provisions

         (a) For the duration of this Agreement, the Sub-Adviser will not cause or permit any Converted Fund, as hereafter defined, to offer or sell its shares directly to retail customers, but shall restrict such offers or sales to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. A Converted Fund is an investment company registered under the Investment Company Act of 1940 which (i) is provided with portfolio management by the Sub-Adviser or any affiliate thereof; (ii) has acquired, otherwise than by portfolio purchases in the normal course of business, assets previously held in a common trust fund managed by the Sub-Adviser or its predecessors in interest, including Qualivest Capital Management, Inc. or any affiliate thereof; and (iii) invests in municipal securities issued by the State of Oregon or its political subdivisions.

         (b) The Sub-Adviser, under the supervision of the Manager, shall provide at its expense portfolio management particularly qualified to manage investments in which the Trust primarily invests, and such portfolio management shall be located in the state of issuers of such investments.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                    AQUILA INVESTMENT MANAGEMENT LLC



                           By:
-------------------           -----------------------------



ATTEST:                    FAF ADVISORS, INC.



                           By:
-------------------           -----------------------------

                                IMPORTANT NOTICE
                            PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS and
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          to be held on June 13, 2008


                                PROXY STATEMENT

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.


Please detach at perforation before mailing.



                                   PROXY PROXY

                              AQUILA GROUP OF FUNDS
                            TAX-FREE TRUST OF OREGON
            Proxy for Annual Meeting of Shareholders - June 13, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, June 13, 2008 at the World Forestry Center, Cheatam Hall, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

             VOTE VIA THE TELEPHONE: 1-866-241-6192
             VOTE VIA THE INTERNET: www.proxy-direct.com

             Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

              ------------------------------------------------
             Signature

             -------------------------------------------------
             Signature (if held jointly)

             -------------------------------------------------


             Date_____________________________________________




                                                 Yes    No
                                                  --   --
I plan to attend the Annual Meeting in Portland. [__] [__]

                                                 --    --
I plan to attend the outreach meeting in Eugene. [__] [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                                             Please detach at perforation before
mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:


     TAX-FREE TRUST OF OREGON ANNUAL MEETING

     1. Election of Trustee Nominees:

         01. Gary C. Cornia 02. James A. Gardner 03. Diana P. Herrmann* 04. Edmund P. Jensen 05. Timothy J. Leach 06. John W. Mitchell* 07. Ralph
         R. Shaw 08. Nancy Wilgenbusch
                                             *Interested Trustees

         To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.


     2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

         As to any other matter said proxies shall vote in accordance with their best judgment.


              For All       Withhold All     For All Except
                --               --              --
               [--]             [--]            [--]


Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED                          DO YOU HAVE ANY COMMENTS




THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.



Please detach at perforation before mailing.



                                   PROXY PROXY

                              AQUILA GROUP OF FUNDS
                            TAX-FREE TRUST OF OREGON
            Proxy for Special Meeting of Shareholders - June 13, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on Friday, June 13, 2008 at the World Forestry Center, Cheatam Hall, 4033 SW Canyon Road, Portland, Oregon, at 3:00 p.m. Pacific Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR the Special Meeting proposals 1 and 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

                            VOTE VIA THE TELEPHONE: 1-866-241-6192
                            VOTE VIA THE INTERNET: www.proxy-direct.com

                Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

                Signature

                -------------------------------------------------
                Signature (if held jointly)

                -------------------------------------------------


                Date_____________________________________________
                              Yes     No

                                                   --   --
I plan to attend the Special Meeting in Portland. [__] [__]



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                       Please detach at perforation before
                                    mailing.



Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:



     1. Action on a new Advisory and Administration Agreement. (Special Meeting Proposal No. 1 in Proxy Statement)

     2. Action on a new Sub-Advisory Agreement. (Special Meeting Proposal No. 2 in Proxy Statement)

         As to any other matter said proxies shall vote in accordance with their best judgment.


  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



Special Meeting Attendance - You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED                           DO YOU HAVE ANY COMMENTS




THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.